Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Scott Kamsler, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Amendment No. 1 to Quarterly Report of Exar Corporation on Form 10-Q for the period ended June 29, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 1 to Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Exar Corporation.

Date: August 11, 2008

/s/ J. Scott Kamsler
J. Scott Kamsler
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)